CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
EQUITY INCENTIVE PLAN

NOTICE OF GRANT

Capitalized but otherwise undefined terms in this Notice of Grant and the attached Restricted Stock Grant Agreement shall have the same defined meanings as in the China Security & Surveillance Technology, Inc. Equity Incentive Plan.

Name:____________________________________	Address:____________________________________

You have been granted the number of shares (the “Restricted Shares”) of Restricted Stock specified below subject to the terms and conditions of the Plan and the attached Restricted Stock Grant Agreement.

Date of Grant:	[•], 2007

Total Number of Restricted Shares Granted:	[•] Restricted Shares

Dates of Issuance of Restricted Shares:
The total number of Restricted Shares shall be issued in four installments with the shares (the “Initial Shares”) being issued on or about the date hereof (the “Initial Issuance Date”), part of the shares (the “Second Shares”) being issued on or about the first anniversary of the date hereof (the “Second Issuance Date”), part of the shares (the “Third Shares”) being issued on or about the second anniversary of the date hereof (the “Third Issuance Date”), and part of the shares (the “Fourth Shares”) being issued on or about the third anniversary of the date hereof (the “Fourth Issuance Date”).

Consideration for Restricted Shares:
The Restricted Shares are being issued in consideration of past and future services rendered to the Company by the Grantee, who is either an Employee of, or Service Provider to, the Company or its subsidiaries.

Vesting Schedule:
The Restricted Shares shall vest and no longer be subject to forfeiture in accordance with the following schedule:

The Initial Shares shall vest in equal monthly installments commencing on the first month anniversary of the Initial Issuance Date.

The Second Shares shall vest in equal monthly installments commencing on the first month anniversary of the Second Issuance Date.

The Third Shares shall vest in equal monthly installments commencing on the first month anniversary of the Third Issuance Date.

The Fourth Shares shall vest in equal monthly installments commencing on the first month anniversary of the Fourth Issuance Date.

Note: It may take up to a total of four months’ time to issue the stocks after each issuance date.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

EQUITY INCENTIVE PLAN

RESTRICTED STOCK GRANT AGREEMENT

This RESTRICTED STOCK GRANT AGREEMENT (“Agreement”), dated as of the date specified in the Notice of Grant (which is expressly incorporated herein and made a part hereof, the “Notice of Grant”), is made by and between CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC., a Delaware corporation (the “Corporation”), and the person in the Notice of Grant (the “Grantee,” which term as used herein shall be deemed to include any successor to the Grantee by will or by the laws of descent and distribution, unless the context shall otherwise require).

BACKGROUND

Pursuant to the Corporation’s Equity Incentive Plan (the “Plan”), the Corporation approved the issuance to the Grantee, effective as of the date set forth above, of an award of the number of shares of Restricted Stock as is set forth in the attached Notice of Grant.

NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

1.  Grant of Restricted Stock. The Corporation hereby grants to Grantee, and Grantee hereby accepts the number of shares of Restricted Stock set forth in the Notice of Grant.

2.  Stockholder Rights. Until such time as all or any part of the Restricted Stock is forfeited to the Corporation under this Agreement, if ever, Grantee (or any successor in interest) shall have the rights of a stockholder (including voting rights) with respect to the Restricted Stock that has been issued, including the Restricted Stock that has been issued, but not yet vested, subject, however, to the transfer restrictions of Section 3.

3.  Vesting of Restricted Stock.

(a)  The shares of Restricted Stock shall be restricted and subject to forfeiture pursuant to Section 4 until vested pursuant to this Section 3 or Section 6(b). The shares of Restricted Stock shall vest, and no longer be subject to forfeiture, (such shares of Restricted Stock becoming “Vested Shares”) in accordance with the vesting schedule set forth in the Notice of Grant. All shares of Restricted Stock which have not become Vested Shares are hereinafter sometimes referred to as “Nonvested Shares.”

(b)  The Grantee acknowledges that the vesting of the foregoing shares of Restricted Stock may create significant income tax liability to the Grantee.

(c)  Nonvested Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of, directly or indirectly.

4.  Forfeiture of Shares.

(a)  At such time as Grantee ceases to be an Employee of, or a Service Provider to, the Corporation for any reason, including death or Disability, then, in such event, any Nonvested Shares shall be automatically forfeited to the Corporation unless the Corporation otherwise notifies the Grantee. Upon notice from the Corporation of such forfeiture, the Grantee shall immediately return to the Corporation any stock certificate that evidences Nonvested Shares and shall execute any and all such documents and instruments to allow the Corporation to reacquire the forfeited shares.

(b)  Notwithstanding Section 3, if the board of directors of the Corporation reasonably determines that the Grantee has materially breached any employment or other agreements between the Corporation and the Grantee (including, but not limited to, a breach of a non-competition provision or a confidentiality provision), the Grantee shall immediately return to the Corporation any stock certificates then held by the Grantee that evidences Vested Shares and shall execute any and all such documents and instruments as requested by the Corporation to allow the Corporation to reacquire the Vested Shares without payment therefor. If the Grantee has already disposed of any such Vested Shares, then the Grantee shall immediately pay to the Corporation an amount equal to the value of such Vested Shares determined by multiplying the total number of Vested Shares by the closing price of the Corporation’s common stock as quoted on any market where the Corporation’s common stock trades as of the date when such Vested Shares were granted hereunder.

5.  Legend. All stock certificates evidencing the Nonvested Shares shall be imprinted with a legend substantially as follows:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AGAINST TRANSFER AND FORFEITURE, AS SET FORTH IN A RESTRICTED STOCK GRANT AGREEMENT DATED [●]. TRANSFER OF THESE SHARES MAY BE MADE ONLY IN COMPLIANCE WITH THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION.”

6.  Recapitalizations, Exchanges, Mergers, Etc.

(a)  The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Corporation or successor of the Corporation which may be issued in respect of, in exchange for, or in substitution for the Restricted Stock by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise which does not terminate this Agreement. Except as otherwise provided herein, this Agreement is not intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

(b)  In the event that the Corporation effects a Change of Control, the Administrator may take any one or more of the actions specified in the Plan.

7.  No Employment Contract Created. The issuance of the shares of Restricted Stock shall not be construed as granting to Grantee any right with respect to continuance of employment or any other business relationship by the Corporation or any of its Subsidiaries. The right of the Corporation or any of its Subsidiaries to terminate at will Grantee's employment or terminate a business relationship with the Grantee at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any other written employment or other agreement to which the Corporation and Grantee may be a party.

8.  Tax. The Corporation shall be entitled to withhold from Grantee’s compensation any amounts necessary to satisfy applicable tax withholding with respect to the grant and vesting of the shares of Restricted Stock. The Grantee shall also be responsible for all tax payable in any jurisdiction.

9.  Interpretation. The shares of Restricted Stock are being issued pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Administrator shall interpret and construe this Agreement and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator shall be final and binding on the Corporation and Grantee.

10.  Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered or sent by telecopy, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to the Grantee, to the address (or telecopy number) set forth on the Notice of Grant; and

if to the Corporation, to its principal executive office as specified in any report filed by the Corporation with the Securities and Exchange Commission or to such address as the Corporation may have specified to the Grantee in writing, Attention: Corporate Secretary;

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, or when telecopied, if telecopied, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

11.  Specific Performance. Grantee expressly agrees that the Corporation will be irreparably damaged if the provisions of this Agreement and the Plan are not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement or the Plan by the Grantee, the Corporation shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or decree for specific performance, in accordance with the provisions hereof and thereof. The Administrator shall have the power to determine what constitutes a breach or threatened breach of this Agreement or the Plan. Any such determinations shall be final and conclusive and binding upon the Grantee.

12.  No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

13.  Grantee Undertaking. The Grantee hereby agrees to take whatever additional actions and execute whatever additional documents the Corporation may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the express provisions of this Agreement.

14.  Modification of Rights. The rights of the Grantee are subject to modification and termination in certain events as provided in this Agreement and the Plan.

15.  Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be wholly performed therein, without giving effect to its conflicts of laws principles.

16.  Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

17.  Entire Agreement. This Agreement (including the Notice of Grant) and the Plan, constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

18.  Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Restricted Share Grant Agreement as of the date first written above.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

By:
Name:
Title:

GRANTEE:

Name: